UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2008
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                      WNC HOUSING TAX CREDIT FUND II, L.P.
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             (Exact name of registrant as Specified in its Charter)


      California                     0-20057                    33-0391979
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (714) 662-5565
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 8.01.  Other Events

         On March 27, 2008, WNC Housing Tax Credit Fund II, L.P. mailed a letter to its limited partners regarding the dissemination of definitive consent solicitation materials. The letter which is attached hereto as Exhibit 99.1 to this current report is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

  Exhibits

        Exhibit No.     Description
        -----------     -----------

           99.1         Letter to limited partners mailed on March 27, 2008

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2008          WNC HOUSING TAX CREDIT FUND II, L.P.

                              By:    WNC Financial Group, L.P.,
                                     General Partner

                                     By:    WNC &  Associates, Inc.,
                                            General Partner

                                            By: /s/ THOMAS J. RIHA
                                                -------------------
                                                Thomas J. Riha,
                                                Senior Vice President - Chief
                                                Financial Officer

































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




                                  EXHIBIT INDEX

        Exhibit No.     Description
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           99.1         Letter to limited partners mailed on March 27, 2008































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